Exhibit 99.1

Comerica Incorporated 2008 Annual Meeting of Shareholders The Pavilion at the Belo Mansion Dallas, Texas May 20, 2008

2 Call to Order 2008 Annual Meeting of Shareholders

3 Opening Remarks and Introductions 2008 Annual Meeting of Shareholders

4 Proposal I Election of Four Class III Directors 2008 Annual Meeting of Shareholders

5 Proposal II Ratification of the Appointment of Ernst & Young as Independent Auditors 2008 Annual Meeting of Shareholders

6 Polls Open for Voting 2008 Annual Meeting of Shareholders

7 Polls Closed for Voting 2008 Annual Meeting of Shareholders

8 Voting Results 2008 Annual Meeting of Shareholders

9 Adjournment 2008 Annual Meeting of Shareholders

10 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," “opinion,” “view ,” "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

11 Chairman and Chief Executive Officer’s Presentation

Opportunities

13 Overview 2007 Results and Accomplishments First Quarter 2008 Performance Opportunities Questions and Answers

14 Executing Our Strategy Strong loan growth Continuation of our banking center expansion program Relocation of our corporate headquarters to Dallas, Texas Corporate Overview

15 2007 Financial Results Income from continuing operations of $682 million, or $4.40 per diluted share Average loan growth of 7%* Texas: 16% Florida: 11% Western: 13% Midwest: (1)% Noninterest income increased 8%** Expenses well controlled Credit quality FY07 FY06 Total provision for credit losses (in millions) $211 $42 Increased annual dividend for 39th consecutive year Analysis of full year 2007 compared to full year 2006 *Loan growth figures exclude the Financial Services Division **Excluding $47 million Financial Services Division-related lawsuit settlement and $12 million loss on the sale of the Mexican bank charter in 2006 2007 Review

16 * IPI is the Incentive Peer Index 2007 Stock Performance 1.1.07 through 12.31.07 -11% -12% -20% -25% -26% -26% -30% -33% -33% -37% -38% -38% -39% -43% -45% -55% -60% -50% -40% -30% -20% -10% 0% PNC USB UB BKX CMA STI BBT IPI* MTB RF HBAN KEY FITB ZION MI NCC Peer Comparison

17 2007 Accomplishments Opened 30 new banking centers 2007 Review

18 2007 Accomplishments Relocated our corporate headquarters to Dallas, Texas 2007 Review

19 2007 Accomplishments Named by the U.S. Department of the Treasury as financial agent for a debit card services program aimed at Social Security recipients Currently service: • 25 government benefit programs • Over 2 million recipients in 13 states Corporate Card Program: • #1 largest issuer of pre-paid commercial cards • 3rd largest issuer of fleet cards • 9th largest issuer of corporate cards • 17th largest issuer of purchasing cards Source: 2007 Nilson Report, a leading payment systems publication Business Bank

20 2007 Accomplishments Relocated three banking centers and refurbished 27 others Retail Bank

21 2007 Accomplishments Converted to a state-of-the-art capital markets platform Rolled out insurance, 401(k) and financial planning in Texas, California and Florida Introduced new online trading programs Wealth & Institutional Management

22 First Quarter 2008 Performance Income from continuing operations of $110 million, or $0.73 per diluted share Average loan growth of 10%* Texas: 14% Western: 10% Midwest: 9% Noninterest bearing deposit growth of 12%* Net interest margin of 3.22% Credit quality Concerns primarily focused on California residential real estate Solid capital position *Excludes Financial Services Division; Analysis of 1Q08 to 4Q07 1Q08 Review

23 Reduced Staffing, Even with Banking Center Expansion Program $45 $48 $51 $54 $57 $60 $63 $66 2003 2004 2005 2006 2007 1Q08 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Staffing (FTE) Staffing (FTE) Ex New Banking Center Employees Staffing Average Assets Expenses Well Controlled Average assets in $billions; actual staffing (FTE: Full Time Equivalent) data

24 Lingering Housing Crisis Economy

25 California Residential Real Estate Development California Building Permits 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 J a n -2 0 0 1 J a n -2 0 0 2 J a n -2 0 0 3 J a n -2 0 0 4 J a n -2 0 0 5 J a n -2 0 0 6 J a n -2 0 0 7 J a n -2 0 0 8 R o llin g 1 2 -M o . S u m California Median Existing Single-Family Home Price $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 Jan -00 Jan -01 Jan -02 Jan -03 Jan -04 Jan -05 Jan -06 Jan -07 Jan -08 Source: California Association of Realtors Economy

26 We Believe Our Credit Process is Working Managing the issues Assessing the risks Risk Management

27 * IPI is the Incentive Peer Index Stock Performance 1.1.07 through 5.16.08 Peer Comparison -6% -8% -13% -22% -25% -31% -34% -35% -37% -38% -46% -47% -49% -50% -60% -85% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% USB PNC UB BBT MTB BKX STI CMA IPI* KEY RF ZION MI FITB HBAN NCC

Opportunities

29 Comerica’s Footprint Opportunities Our high growth markets of Texas, California, Florida and Arizona are expected to account for more than half of the U.S. population growth between 2000 and 2030* * Source: The U.S. Census Bureau

30 Banking Center Expansion Program 30 2 0 12 3 13 2007 3 0 0 0 1 2 3/08 Total 3/08 Anticipated Full Year 2008 2006 2005 Location of New Banking Centers 32 0 1 12 5 14 18 1 0 7 2 8 9 2 Arizona 420 25 Total 238 1 Michigan 9 3 Florida 79 7 Texas 85 12 California Opportunities

31 Banking Center Expansion Program $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 Month Average CAGR: 19% Retail – Personal Banking – 30% Business Bank – 38% Retail – Small Business Banking – 15% WIM - 17% Millions Opportunities

32 Building on 20 year presence Largest bank headquartered in state Warm welcome resulting in new opportunities Active community involvement Opportunities Reaching Out in Texas

33 Reaching Out in Texas Opportunities

34 Reaching Out in Texas Opportunities

35 Corporate Sustainability Program Opportunities

36 Strong Focus on Customer Service 2007 Greenwich Associates’ top national award for excellence in serving small businesses Source: Greenwich Associates 2007 Business Banking program survey of 25,000 businesses with annual sales of $1 million to $10 million in 70 major U.S. markets Opportunities

37 Strong Focus on Customer Service A - Prompt follow up A+ - Accessible when needed A+ - Problem resolution A+ - Knowledge Cash Management Officer A Customer Service A+ Product Specialists A Service Customization A+ Internet Services - Ease of Use A+ Depository Services A+ Automated Clearing House (ACH) A+ Balance Reporting A+ Wire Transfer 2007 Middle Market Monitor Quality Index Middle Market Cash Management Services Awarded Top Grades Product Ratings: A General Perception: A Relationship Manager: A Source: Phoenix-Hecht Biennial Survey; Companies with $40-100 million in sales; 32 banks surveyed Opportunities

38 Our Vision We are in business to help people and businesses be successful. Opportunities

39 Questions and Answers Ralph Babb Chairman and Chief Executive Officer

We listen. We understand. We make it work.